SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2002


                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)


           Arizona                    1-4473                   86-0011170
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona         85004
       (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant hereby files the following responses to data requests from the Federal Energy Regulatory Commission ("FERC") which were filed with FERC on May 22, 2002.

(c)  Exhibits.

     The Company hereby incorporates the following Exhibits pursuant to Exchange Act Rule 12b-32 and Regulation ss.229.10(d) by reference to the filings set forth below:

                                                 Originally Filed                      Date
Exhibit No.      Description                        as Exhibit:       File No.(a)    Effective
-----------      -----------                        -----------       -----------    ---------
99.1             Pinnacle West Capital                 99.1            1-8962         5-23-02
                 Corporation ("Pinnacle West"),
                 Arizona Public Service
                 Company ("APS"), Pinnacle West
                 Energy Corporation ("Pinnacle
                 West Energy"), and APS Energy
                 Services Company, Inc. ("APSES")
                 response (excluding exhibits) to
                 FERC data request, dated May
                 8, 2002, to Sellers of
                 Wholesale Electricity and/or
                 Ancillary Services to the
                 California Independent System
                 Operator and/or the California
                 Power Exchange During the
                 Years 2000-2001

99.2             Pinnacle West, APS, Pinnacle West
                 Energy and APSES response
                 (excluding exhibits)                  99.2            1-8962         5-23-02
                 to data request from FERC,
                 dated May 21, 2002, to Sellers
                 of Wholesale Electricity
                 and/or Ancillary Services in
                 the United States Portion of
                 the Western Systems
                 Coordinating Council During
                 the Years 2000-2001

----------
(a) Reports filed under File No. 1-8962 and 1-4473 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARIZONA PUBLIC SERVICE COMPANY
                                                     (Registrant)



Dated: May 22, 2002                     By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

                                       2